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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): JULY 23, 2003



                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)



         TEXAS                        000-24677                 76-0306721
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)



        5151 SAN FELIPE, 25TH FLOOR
              HOUSTON, TEXAS                                       77056
(Address of Principal Executive Offices)                         (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000

               THIS DOCUMENT INCLUDES "FORWARD-LOOKING" STATEMENTS
                    WITHIN THE MEANING OF SECTION 27A OF THE
                  SECURITIES ACT OF 1933 AND SECTION 21E OF THE
            SECURITIES EXCHANGE ACT OF 1934. OTHER THAN STATEMENTS OF
      HISTORICAL FACT, ALL STATEMENTS REGARDING INDUSTRY PROSPECTS AND THE
          COMPANY'S EXPECTATIONS REGRDING THE FUTURE PERFORMANCE OF ITS
       BUSINESS AND ITS FINANCIAL POSITION ARE FORWARD LOOKING STATEMENTS.
         THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS RISKS
                               AND UNCERTAINTIES.



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ITEM 7.  EXHIBITS.

         (c)      Exhibits.

         99.1     Press Release dated July 23, 2003.


ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         (This information is furnished pursuant to Item 12 - Results of Operations and Financial Condition under Item 9 of Form 8-K as directed in accordance with interim guidance provided by the Securities and Exchange Commission.)

         On July 23, 2003, BindView Development Corporation ("BindView") issued a press release announcing, among other things, financial results for the quarter ended June 30, 2003. A copy of the press release is filed as Exhibit
99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit.

         The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into any of BindView's filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BINDVIEW DEVELOPMENT CORPORATION



Dated:  July 23, 2003                      By:  /s/ EDWARD L. PIERCE
                                               --------------------------------
                                                      Edward L. Pierce,
                                                    Senior Vice President
                                                 and Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit                              Description
-------                              -----------

 99.1                      Press Release dated July 23, 2003.